SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


   [X]     Filed by the registrant

   [ ]     Filed by a party other than the registrant

   [ ]     Preliminary proxy statement

   [X]     Definitive proxy statement

   [ ]     Definitive additional materials

   [ ]     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

- ------------------------------------------------------------------------------
                        Hatteras Income Securities, Inc.
- ------------------------------------------------------------------------------
Payment of filing fee (Check the appropriate box):

[ ]     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)        Title of each class of securities to which transaction applies.

- -----------------------------------------------------------------------------
(2)        Aggregate number of securities to which transactions applies:

- ------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- ------------------------------------------------------------------------------
(4)        Proposed maximum aggregate value of transaction:

- ------------------------------------------------------------------------------

           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)        Amount previously paid:
           $125
- -------------------------------------------------------------------------------
(2)        Form, schedule or registration statement no.:
           Schedule 14A
- -------------------------------------------------------------------------------
(3)        Filing party:
           NationsBank
- ------------------------------------------------------------------------------
(4)        Date filed:
           April 17, 1996
- ------------------------------------------------------------------------------

(Hatteras Income Securities, Inc. logo)

                        HATTERAS INCOME SECURITIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 1996
TO THE STOCKHOLDERS OF
  HATTERAS INCOME SECURITIES, INC.
     Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Hatteras Income Securities, Inc. (the "Company") will be held on Friday, May 24, 1996 at 11:00 a.m. (Eastern time), at One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:
     (1) To approve the removal of a fundamental investment restriction that prohibits the Company from purchasing securities of other investment companies; the purpose of removing the investment restriction is to permit the Company to sweep available cash into money market funds of various investment companies on an overnight basis;
     (2) To elect three Directors of the Company;
     (3) To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent public accountants of the Company for the fiscal year ending December 31, 1996; and
     (4) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.
     The Board of Directors of the Company has fixed the close of business on March 15, 1996 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Form of Proxy is intended to permit you to vote even if you do not attend the meeting in person.
     YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Forms of Proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposals.
                                             By Order of the Board of
                                             Directors.
                                             (Signature of Richard S. Szafran)
                                             RICHARD S. SZAFRAN
                                             SECRETARY
May 1, 1996

                          YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                             OF THE NUMBER OF SHARES THAT YOU OWN.
                            PLEASE MARK, SIGN, DATE AND RETURN YOUR
                                   FORM OF PROXY IMMEDIATELY.


     SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
     NATIONSBANK AFFILIATES PROVIDE INVESTMENT ADVISORY AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                        HATTERAS INCOME SECURITIES, INC.
                             One NationsBank Plaza
                        Charlotte, North Carolina 28255
                                 (800) 851-9677
                                PROXY STATEMENT
                         Annual Meeting of Stockholders
                                  May 24, 1996
     This Proxy Statement is being furnished to holders of common stock ("Stockholders") of Hatteras Income Securities, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on May 24, 1996 at 11:00 a.m. (Eastern time) at One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.
     The Board of Directors has fixed March 15, 1996 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on that date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 3,345,527 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about May 1, 1996.
     THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.
     All actions of the Board of Directors of the Company described in the proposals below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, NationsBanc Advisors, Inc. ("NBAI"), the Company's investment adviser, or TradeStreet Investment Associates, Inc. ("TradeStreet"), the Company's investment sub-adviser.
           PROPOSAL 1: REMOVAL OF FUNDAMENTAL INVESTMENT RESTRICTION

     At the Annual Meeting, the Stockholders of the Company will be asked to approve the removal of a fundamental investment restriction that prohibits the Company from purchasing securities of other investment companies except by acquisition of such securities as part of a merger, consolidation, reorganization or purchase of assets approved by the Company's shareholders (the "Investment Restriction"). The Company currently is contemplating sweeping available cash of the Company into money market funds of various investment companies (the "Overnight Sweep Program") on an overnight basis in order to generate income with such available cash. The Overnight Sweep Program, which the Board of Directors believes will significantly supplement the Company's short-term cash management activities, is currently prohibited by the Investment Restriction. Accordingly, the Board of Directors has approved the removal of the Investment Restriction.

Because the Investment Restriction is fundamental, the Board is now seeking the approval of the Stockholders of the Company to remove the Investment Restriction.

     In conjunction with the foregoing proposal, the Board of Directors has also approved two new investment policies which are non-fundamental and therefore do not require the approval of the Stockholders of the Company. First, it has authorized the Company to invest in money market instruments, which may include, without limitation: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposits; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the highest grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding long-term debt issue rated AAA by S&P or Aaa by Moody's. Second, the Board has expressly authorized the Company to purchase securities issued by other investment companies, to the extent that such investments are consistent with the Company's investment objectives and policies and permissible under the 1940 Act. The 1940 Act prohibits an investment company from owning (i) more than three percent of the total outstanding voting stock of another investment company, (ii) securities issued by another investment company having a value in excess of five percent of the value of the total assets of the acquiring investment company, or
(iii) securities issued by other investment companies having, in aggregate, a value in excess of ten percent of the total assets of the acquiring investment company. The net effect of these two new investment policies, in combination with the removal of the Investment Restriction, is to facilitate the Company's entering into the Overnight Sweep Program.


     As a shareholder in a money market fund of another investment company, the Company would bear, along with other shareholders, its pro rata portion of such other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Company bears directly in connection with its own operations. There can be no assurance that any investment company money market fund in which the Company invests will be able to preserve principal or provide current income. However, investment company money market funds are subject to restrictions under the 1940 Act designed to enhance their ability to preserve capital and maintain liquidity and, accordingly, are among the safest forms of investment company securities available.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE REMOVAL OF THE INVESTMENT RESTRICTION.
                       PROPOSAL 2: ELECTION OF DIRECTORS
     At the Annual Meeting, the Stockholders of the Company will be asked to vote for the three nominees for Director listed below (the "Nominees"). Voting for the Nominees is not cumulative. Each Director will serve until the next Annual Meeting or until his successor shall be elected and shall qualify. Each Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. Although the Board of Directors expects that each of the Nominees will be available for election, in the event a vacancy in the slate of Nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute Nominee selected by the persons named in the proxy. Directors will be elected by a plurality of the votes cast.
                                       2

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO ELECT EACH OF THE NOMINEES.
THE BOARD OF DIRECTORS
     Information regarding each member of the Board of Directors is as follows:
     WILLIAM H. GRIGG, age 63, Chairman and Chief Executive Officer, Duke Power Co., Charlotte, North Carolina, a public utility, since April 1994. Mr. Grigg was Vice Chairman of Duke Power Co. from November 1991 to April 1994, and Executive Vice President -- Customer Group of Duke Power Co. from April 1988 to November 1991. He has been a Director of the Company since March 1980. Mr. Grigg is also a director of Duke Power Co., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Institutional Reserves, Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc.
     THOMAS F. KELLER, age 64, R. J. Reynolds Industries Professor of Business Administration and Dean, Fuqua School of Business, Duke University, Durham, North Carolina, since 1974. He has been a Director of the Company since March 1985. Mr. Keller is also a director of LADD Furniture, Inc., Mentor Growth Fund, Wendy's International, Inc., Cambridge Investment Trust, American Business Products, Inc., Monk-Austin, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Institutional Reserves, Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc.
     A. MAX WALKER, age 73, independent Financial Consultant since May 1987. From April 1982 through May 1987, Mr. Walker was Vice President of Merrill Lynch, Pierce, Fenner & Smith, Inc. He has been a Director of the Company since the Company was organized in February 1973. Mr. Walker is also Chairman of the Board of Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., Nations Balanced Target Maturity Fund, Inc., Nations Institutional Reserves, Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc.
     None of the Nominees owns, either directly or indirectly, more than 1% of the capital stock of the Company. No Nominee has been, during the past five years, an officer, employee, director, general partner or shareholder, of NBAI, the Company's investment adviser, or TradeStreet, the Company's investment sub-adviser, owned any securities or had any other material direct or indirect interest in NBAI or any of its affiliates. None of the Nominees has had, since the beginning of the current fiscal year, a material direct or indirect interest in any material transactions or proposed material transactions to which NBAI, TradeStreet or any affiliate thereof was or is to be a party, other than a transaction involving an investment company in the Company's "Fund Complex", as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended (the "1934 Act"). No Nominee is a party adverse, or has a material interest adverse, to the Company or any affiliates thereof in connection with any material pending legal proceedings. Since the beginning of the current fiscal year, none of the Nominees has engaged in any transactions to which the Company was a party or been indebted to the Company. Some of the Nominees and their affiliates have been customers of NationsBank, an affiliate of NBAI. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing in comparable transactions with others, and did not involve more than the normal risk of collectability or present other unfavorable features. Based solely on its review of copies of Forms 3 and 4 and amendments thereto and
                                       3

Forms 5 received by it, or written representations from certain reporting persons that no such Forms were required from such persons, the Company believes that, during the fiscal year ended December 31, 1995, it complied with all filing requirements applicable to its officers, directors and, if any, greater-than-ten-percent beneficial owners.
     COMMITTEES OF DIRECTORS
     The Board of Directors meets regularly once each quarter at an in-person meeting and may have special meetings. The Board held four regular meetings during the fiscal year ended December 31, 1995. In addition, the Board has an Audit Committee and a Nominating Committee. Both Committees are composed of all three incumbent members of the Board of Directors. The function of the Audit Committee is to (i) review the audit procedures and methods of keeping records followed by the Company to ensure that the procedures and methods are sufficient in scope and detail to permit proper and sound practices, (ii) review and approve stockholder reports prior to delivery to Stockholders, (iii) nominate the independent public accountants to be engaged by the Company, subject to the approval of the Board of Directors and ratification by the Stockholders, and
(iv) review with the independent public accountants the proposed scope of the annual audit, the results of their examination, the financial statements and their opinion thereon. Thomas F. Keller is Chairman of the Audit Committee. The Audit Committee met once during the year ended December 31, 1995. The function of the Nominating Committee is to review information assembled for the purpose of selecting candidates for nomination to membership on the Board and to recommend nominees for election as directors. The Nominating Committee will consider nominees recommended by Stockholders, in writing, that are submitted to the Secretary of the Company. William H. Grigg is Chairman of the Nominating Committee. The Nominating Committee did not hold a meeting during the fiscal year ended December 31, 1995. The Board has no standing compensation committee or committee performing a similar function. In 1995, each Director attended at least 75% of the regular meetings of the Board and, as appropriate, meetings of the committees of the Board.
                                       4

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES
     The Executive Officers and Significant Employees of the Company and their principal occupations for at least the last five years and their other affiliations are set forth below.

MARK H. WILLIAMSON, President   President and Chief Executive Officer, NationsBanc Advisors, Inc. since
                                1995; Senior Vice President, NationsBank, N.A. since 1990; President,
                                NationsBank Discount Brokerage, Inc.; President, Nations Government
                                Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004,
                                Inc. and Nations Balanced Target Maturity Fund, Inc.
RICHARD S. SZAFRAN,             Vice President, NationsBanc Advisors, Inc. since 1995; Vice President,
Secretary/Treasurer             NationsBank, N.A. 1993-1995; Assistant Vice President, The Boston
                                Company 1987-1993; Secretary/Treasurer, Nations Government Income Term
                                Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and
                                Nations Balanced Target Maturity Fund, Inc.
MARK S. AHNRUD, CFA             Director of Fixed Income Management, TradeStreet Investment Associates,
Assistant Secretary and         Inc. since 1995; Vice President, NationsBank, N.A. 1991-1995; Senior
Portfolio Manager               Fixed Income Portfolio Manager and holder of Chartered Financial Analyst designation.

COMPENSATION OF MANAGEMENT
     The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended December 31, 1995. Officers of the Company are employed by the Company's investment adviser or sub-adviser and receive no compensation or reimbursements from the Company.
                               COMPENSATION TABLE

 NAME OF PERSON,     AGGREGATE COMPENSATION         TOTAL COMPENSATION FROM COMPANY
    POSITION             FROM COMPANY(1)            AND FUND COMPLEX PAID TO DIRECTORS(2)
William H. Grigg            $  7,000                            $57,500(3)
  Director
Thomas F. Keller            $  7,000                            $59,500(4)
  Director
A. Max Walker               $ 11,000                            $75,875
  Chairman

1 The Company pays the Chairman of the Board $11,000 per year and each Director
  $7,000 per year and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
2 The Fund Complex consists of seven registered investment companies in addition to the Company.
3 Includes $40,500 deferred compensation.
4 Includes $42,500 deferred compensation.
RETIREMENT PLAN
     Under the terms of the Nations Fund Retirement Plan for Eligible Directors (the "Retirement Plan"), each Director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies (the "Funds") in the Company's Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a Director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller and Walker have 5, 4, and 10 years of credited service, respectively, with the Funds.
                                       6

                   ESTIMATED ANNUAL RETIREMENT BENEFITS TABLE

                                 YEARS OF SERVICE
REMUNERATION                  5                    10
  $ 25,000                 $ 6,250               $12,500
    50,000                  12,500                25,000
    75,000                  18,750                37,500
   100,000                  25,000                50,000

                    PROPOSAL 3: RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
     The Board of Directors, upon recommendation of its Audit Committee, has selected Price Waterhouse LLP ("Price Waterhouse"), which has served as independent public accountants of the Company since 1994, as independent public accountants of the Company to examine the financial statements of the Company for its fiscal year ending December 31, 1996, and to report thereon to the Board and the Stockholders. If more shares of the Company's capital stock represented at the meeting are voted against ratification of the selection of Price Waterhouse than for ratification, the selection of auditors may be reconsidered by the Audit Committee and the Board of Directors. To the best knowledge of management, the firm of Price Waterhouse has no direct or material indirect financial interest in the Company. Price Waterhouse acts as the independent public accountants for the other investment companies in the Company's Fund Complex. Price Waterhouse also acts as the independent public accountants for affiliates of NBAI, including NationsBank, N.A. and NationsBank Corporation. If the Company receives, at least five business days before the Annual Meeting, any written request from one or more Stockholders to have representatives of Price Waterhouse present at the Annual Meeting to respond to appropriate questions from Stockholders, the Company will arrange to have such representatives present and provide them with an opportunity to make a statement if they so desire.
     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO RATIFY THE SELECTION OF PRICE WATERHOUSE.
                             ADDITIONAL INFORMATION
PROCEDURAL MATTERS
     Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 3,345,527 outstanding shares of the Company. Shareholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of each of the proposals described in the accompanying Notice of Annual Meeting and in this Proxy Statement. The three proposals described above have differing thresholds for Stockholder approval. With respect to the proposal to remove the Investment Restriction, such proposal must be approved by the lesser of (a) sixty-seven percent (67%) or more of the Company's outstanding shares present at a meeting of the Company's Stockholders, if more than fifty percent (50%) of the Company's outstanding shares are present in person or by proxy, or (b) more than fifty percent (50%) of the outstanding shares of the Company. With respect to the proposal relating to the election of Directors, Directors will be elected by a plurality of the voters cast. Finally, the proposal to ratify
                                       7
the selection of Price Waterhouse as independent public accountants of the Company will be approved if more votes are cast in favor of the proposal than against. Stockholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.
     Any form of proxy which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of
(i) approving the removal of the fundamental investment restriction prohibiting the Company from purchasing securities of other investment companies; (ii) electing as Directors of the Company the three Nominees named in the Proxy Statement for the terms indicated; and (iii) ratifying the selection of Price Waterhouse as independent public accountants of the Company for the fiscal year ending December 31, 1996. Abstentions and "broker non-votes" (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, on any of the proposals.
     If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Annual Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment(s) those proxies required to be voted against such proposals.
     The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposals. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.
     Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted IN FAVOR of each of the proposals. SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES
     The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited
                                       8
in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company, personnel of NBAI or an agent of the Company. Compensation for such services will be paid by the Company or NBAI, except that officers or employees of the Company will not be compensated for performing such services.
SUBSTANTIAL SHAREHOLDERS
     As of the close of business on the Record Date, there were no persons known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company.
ADDITIONAL INFORMATION
     The Company, with principal executive offices located at One NationsBank Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.
     NBAI and TradeStreet, both located at One NationsBank Plaza, Charlotte, North Carolina 28255, are the investment adviser and the investment sub-adviser, respectively, of the Company.
FUTURE SHAREHOLDER PROPOSALS
     In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the 1997 Annual Meeting of Stockholders, such proposal must be received by the Company on or before November 17, 1996.
OTHER MATTERS
     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.
                                       9


*******************************************************************************

                               APPENDIX


                                   PROXY CARD
                        HATTERAS INCOME SECURITIES, INC.
                         Annual Meeting of Stockholders
                                  May 24, 1996


         The undersigned hereby appoints Richard S. Szafran (the "Proxy") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of Hatteras Income Securities, Inc. (the "Company") to be held at One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on Friday, May 24, 1996, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposals set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED MAY 1, 1996.

THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                            (Continued on other side)




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Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  [ ]

(1) Proposal to remove the investment restriction prohibiting the Company from purchasing securities of other investment companies.

            FOR                   AGAINST                     ABSTAIN
            [ ]                     [ ]                         [ ]

(2)  ELECTION OF DIRECTOR          FOR                 WITHHOLD AUTHORITY

      Nominees:
        William H. Grigg            [ ]                       [ ]
        Thomas F. Keller            [ ]                       [ ]
        A. Max Walker               [ ]                       [ ]

(3) Proposal to ratify the selection of Price Waterhouse LLP as the independent public accountants of the Company.

            FOR                   AGAINST                     ABSTAIN
            [ ]                     [ ]                          [ ]

        In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s), thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                                 ____________________________________, 1996
                                    (Please Date)


                                 Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.


                                 Signature(s)

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